UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

XMAX INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

XMAX INC.

6565 E. Washington Blvd.

Commerce, CA 90040

April 17, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of XMAX Inc., a Nevada corporation, to be held at the corporate headquarters of XMAX Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on June 5, 2026, at 11:00 a.m. local time.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully.

The proxy statement and proxy card are being mailed to all stockholders of record on or about April 21, 2026.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. Even after returning your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

Sincerely,

/s/ Umesh Patel
Umesh Patel
Chairperson of the Board of Directors

XMAX INC.

6565 E. Washington Blvd.

Commerce, CA 90040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 5, 2026

TO THE STOCKHOLDERS OF XMAX INC.:

NOTICE HEREBY IS GIVEN that the 2026 Annual Meeting of Stockholders of XMAX Inc., a Nevada corporation, will be held at the corporate headquarters of XMAX Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on June 5, 2026, at 11:00 a.m. local time, to consider and act upon the following:

1.	To elect six directors, each to serve until the 2027 Annual Meeting of Stockholders or until such person’s successor is qualified and elected;

2.	To ratify the appointment of Enrome LLP. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote; and

4.	To approve, on an advisory basis, a resolution relating to the frequency of voting on the Company’s executive compensation; and

5.	To transact such other business as properly may come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on April 8, 2026 are entitled to receive notice of and to vote at the 2026 Annual Meeting and any adjournments thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 6565 E. Washington Blvd, Commerce, California 90040 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

By Order of the Board of Directors

/s/ Umesh Patel
Umesh Patel
Chairperson of the Board of Directors

Commerce, California

April 17, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2026:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2026 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2026 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

XMAX INC.

6565 E. Washington Blvd.

Commerce, CA 90040

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 5, 2026

We are furnishing this Proxy Statement to the stockholders of XMAX Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of XMAX Inc. (the “Board”), of proxies to be voted at our 2026 Annual Meeting of Stockholders to be held at the corporate headquarters of XMAX Inc. located at 6565 E. Washington Blvd, Commerce, California 90040 on June 5, 2026, at 11:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “XMAX,” “XWIN,” the “Company,” “we,” “our” and similar terms refer to XMAX Inc., a Nevada corporation, and its wholly-owned subsidiaries.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions in these Proxy Materials.

This Proxy Statement, our Annual Report on Form 10-K for fiscal year ended December 31, 2025 (the “Annual Report”), and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our 2026 Annual Meeting of Stockholders are available by calling (323) 888-9999 or by written request to Umesh Patel, our Chairperson of the Board, at 6565 E. Washington Blvd., Commerce, CA 90040.

ABOUT THE 2026 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or any postponement or adjournment of that meeting. The 2026 Annual Meeting will be held on June 5, 2026, at 11:00 a.m. local time at the Company’s corporate headquarters located at 6565 E. Washington Blvd, Commerce, California 90040.

Matters to be Considered and Voted Upon

At the 2026 Annual Meeting, stockholders will be asked to consider and vote:

(i)	to elect director nominees;
(ii)	to ratify our independent registered public accounting firm; and
(iii)	to approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote.
(iv)	to approve, on an advisory basis, a resolution relating to the frequency of voting on the Company’s executive compensation

The Board is not aware of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

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Record Date; Stock Outstanding and Entitled to Vote

Our Board established April 8, 2026 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the 2026 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2026 Annual Meeting. At the close of business on the record date, we had 47,206,227 shares of our common stock outstanding.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2026 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2026 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2026 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Nevada law and the Second Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. A nominee who receives a plurality means he or she has received more “For” votes than any other nominee for the same director’s seat. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Auditor Ratification. The affirmative vote of the holders of a majority of the votes cast by the holders of shares entitled to vote on the proposal at the Annual Meeting, provided a quorum is present, is required to ratify the selection of Enrome LLP. as our independent registered public accounting firm. Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the votes cast on the proposal at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Non-binding advisory vote regarding the frequency of future advisory votes on the compensation of our named executive officer. A stockholder may (i) vote one year, (ii) vote two years, (iii) vote three years or (iv) abstain from voting. The frequency that receives the greatest number of votes will be deemed the choice of the stockholders, even if those votes are less than a majority of shares present and entitled to vote. Abstentions and broker non-votes will not be counted as votes in favor of any frequency alternative (one year, two years, or three years).

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the 2026 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

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Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC , you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2026 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2026 Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Umesh Patel, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected Umesh Patel to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on June 4, 2026.

In Person - stockholders may vote in person at the 2026 Annual Meeting. To vote in person, come to the 2026 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2026 Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the 2026 Annual Meeting in accordance with the instructions contained therein.

If instructions are not given, such proxies will be voted:

FOR election of each nominee for director named herein,

FOR ratification of the selection of Enrome LLP. as our independent registered public accounting firm,

FOR approval of the compensation of our named executive officers described in this Proxy Statement.

FOR the one-year option as to the frequency of the advisory vote on the compensation of our named executive officers

In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2026 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2026 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2026 Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

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If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

Your proxy is revocable at any time before it is voted at the 2026 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Umesh Patel, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3. You may attend the 2026 Annual Meeting and vote in person. However, simply attending the 2026 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Nevada General Corporation Law and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2026 Annual Meeting.

Costs of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Umesh Patel, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2026 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2026 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2026 Annual Meeting.

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Other Business

The Board is not aware of any other matters to be presented at the 2026 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2026 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Information About the Company

The principal executive offices of our Company are located at 6565 E. Washington Blvd, Commerce, California 90040.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including XMAX Inc, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

Proposals of Stockholders for 2027 Annual Meeting

Stockholder proposals intended to be included in the proxy materials for the 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company Name at its principal executive offices no later than December 22, 2026. This deadline is calculated as 120 calendar days before the anniversary of the date on which our 2026 proxy statement and form of proxy were first sent or given to stockholders. Proposals must also comply with the requirements of Rule 14a-8 and other applicable SEC rules in order to be eligible for inclusion in the proxy materials for the 2027 Annual Meeting.

If our 2027 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of our 2026 Annual Meeting, the Rule 14a-8 deadline will be a reasonable time before we begin to print and mail our proxy materials for the 2027 Annual Meeting, as permitted by Rule 14a-8(e)(2).

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must provide notice to the Company that complies with the informational requirements of Rule 14a-19 under the Exchange Act.

Proposals and notices of intention to present proposals at the 2027 Annual Meeting should be addressed to Umesh Patel, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040.

The Board has not received any stockholder proposals in connection with the 2026 Annual Meeting.

Voting Results of 2026 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2026 Annual Meeting.

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PROPOSAL NO. 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than ten (10) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, although vacancies occurring as a result of removal of directors by the Company’s stockholders may only be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of six (6) members. All of our current directors will stand for re-election at the 2026 Annual Meeting.

If elected as a director at the 2026 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2027 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. Biographical information regarding each of the nominees, as of April 15, 2026, is set forth below, including their ages, positions with the Company, recent employment and other directorships. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Directors

The persons who have been nominated for election at the annual meeting to serve on our Board of Directors are named in the table below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age	Position	Served From
Umesh Patel (1)(2)	68	Chairperson and Director (Independent)	October 2016
Xiaohua Lu	47	Chief Executive Officer and Director	June 2025
Yizhou (Steven) Zhao	28	Corporate Secretary, Chief Operating Officer and Director	October 2025
Ming-Cherng Sky Tsai (1)(2)	49	Director (Independent)	July 2020
Wen Tao(1)(2)	35	Director (Independent)	September 2025
Matthew Beck(2)	41	Director (Independent)	January 2026

(1)	Member of Audit Committee and Compensation Committee
(2)	Member of Nominating and Corporate Governance Committee

Biographical Information

Umesh Patel was appointed a member of the Board on October 7, 2016 and was appointed as the Chairman of the Board on March 19, 2026. Since December 2009, Mr. Patel has served as a managing partner of DviBri LLC, a California-based consulting company providing services to private companies interested in conducting initial public offerings, along with other associated securities and investment services. Since March 2013, Mr. Patel has also been a consultant and coordinator for Eos-Petro Inc., an international and domestic petroleum exploration and production company based in Southern California. Mr. Patel has also served as a director and the Chief Executive Officer of Fuse Group Holding Inc., a company exploring opportunities in the mining industry, since February 2017 and its Chief Financial Officer since November 2022. Mr. Patel received his Bachelor of Commerce degree specializing in audits and accounts, and an associate degree in hotel management and catering from Maharaja Sayaji Rao University in Baroda, India in 1978. The Board believes that Mr. Patel is well qualified to serve as the Chairman and a member of the Board due to his extensive regulatory and investment experience.

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Xiaohua Lu has served as the Chief Executive Officer of the Company since April 21, 2025 and was appointed a member of our Board on June 23, 2025. Mr. Lu was the General Manager of Drem Consulting Pte Ltd from January 2024 to April 2025 and was an independent financial advisor for Promiseland Financial Advisory Pte Ltd. from February 2022 to April 2025. Mr. Lu served as a director of Wiselink Global Pte Ltd from January 2019 to December 2022 and as Chief Executive Officer of Blackamber Investment Limited (New Zealand) from October 2012 to December 2018. Mr. Lu received a Bachelor’s degree in Vehicle Engineering and Commercial Business English from Jilin University, China in July 2001. The Board believes that Mr. Lu’s extensive experience and knowledge in business and finance well qualifies him to serve as a member of the Board.

Yizhou Zhao has served as the Chief Operating Officer and Corporate Secretary of the Company since October 7, 2025 and was appointed as a member of our Board on October 10, 2025. Mr. Zhao has worked as Data Analysis Statistician at Diamond Bar Outdoors Inc. since June 2025. Since May 2024, Mr. Zhao has been a self-directed independent investor in U.S. stock market. Mr. Zhao received his Bachelor of Science degree with Major in Statistics, Minor in Economics from Queen’s University in Canada in May 2023 and his Master of Arts in Statistic from Columbia University in February 2023. The Board believes that Mr. Zhao’s financial experience and knowledge will benefit the Company’s business and make him a valuable member of the Board.

Ming-Cherng Sky Tsai was appointed a member of our Board on July 27, 2020. Mr. Tsai has served as vice president of Skyrocket Investments LLC since 2010. Mr. Tsai received his Bachelor’s Degree in Supply Chain Management from the Eli Broad College of Business at Michigan State University in 2004. The Board believes that Mr. Tsai’s extensive experience in investment and supply chain management qualifies him to serve as a member of the Board.

Wen Tao, was appointed a member of our Board on September 23, 2025. Ms. Tao has served as the Director and Head of Institutional Sales of Alpha Trade Pty Ltd. in Sydney/Malaysia, an Australian licensed Prime of Prime Brokerage Firm since January 2023. Ms. Tao was an Institutional Sales of APAC for Saxo Bank A/S in Singapore, a European Investment Banking Company from February 2019 to December 2022. Ms. Tao was the Head of APAC Institutional Sales for Invast Financial Services in Sydney, Australia from February 2016 to October 2018. Ms. Tao has studied her Master of Business Administration (Part-time) at University of Sydney since 2017 and has obtained her Bachelor of Commerce and Accounting & Finance Double Major at University of Sydney in 2015. Ms. Tao holds a certificate of Australian Securities and Investments Commission (ASIC) RG 146 Compliant. The Board believes that Ms. Tao’s extensive experience and knowledge in business and finance well qualifies him to serve as a member of the Board.

Matthew Beck was appointed a member of our Board on January 5, 2026 and he has served as Co-Founder and a director of Endcap, a SaaS advisory firm, since July 2024. He has served as an Account Executive at IFS AB since March 2025. Previously, Mr. Beck held regional leadership and sales roles at Cloudinary from 2022 to 2024, New Relic from 2020 to 2022, AppDynamics (acquired by Cisco Systems, Inc.) from 2019 to 2020, and Aspen Technology, Inc. from 2016 to 2019. The Board believes that Mr. Beck’s extensive experience and knowledge in international business and sales well qualifies him to serve as a member of the Board

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Enrome LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2026 Annual Meeting. Enrome LLP is considered by our Audit Committee to be well qualified, and has served as our independent registered public accounting firm since September 24, 2024. We are asking our stockholders to ratify the appointment of Enrome LLP as our independent registered public accountants. If the stockholders do not ratify the appointment of Enrome LLP, the Audit Committee may determine to reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. At the time of mailing this Proxy Statement, the Company does not anticipate that any representative of Enrome LLP will be present, either by phone or in person, at the 2026 Annual Meeting. Should a representative of Enrome LLP be available and desire to make a statement either in person or by telephone at our 2026 Annual Meeting, they will have the opportunity to do so and will respond to appropriate questions.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF ENROME LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2026.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our former principal accountant, WWC P.C. for the years ended December 31, 2024, and our current principal accountant Enrome LLP for the years ended December 31, 2024 and 2025:

	Enrome LLP
	2025	2024	WWC P.C. 2024
Audit fees	$243,000	$195,000	80,000
Audit-related fees	136,426	-	11,415
Tax fees	42,020	-	-
All other fees		-	-
Total	421,446	195,500	91,415

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions. “Tax fees” are fees billed by the principal accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the principal accountant for products and services not included in the foregoing categories.

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Change in Independent Auditor

(a) On September 24, 2024, the Company dismissed its independent accountant, WWC, P.C. (“WWC”), effectively immediately.

The reports of the independent registered public accounting firm of WWC regarding the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2023 and 2022, and during the subsequent interim period through September 24, 2024, the date of dismissal, there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of WWC would have caused it to make reference to such disagreement in its reports for such periods. Furthermore, no “reportable events” occurred during the years ended December 31, 2023 and 2022, or subsequently up to September 24, 2024. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided WWC with a copy of a Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that WWC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements and, if it does not agree, stating the respects in which it does not agree. A copy of the letter of WWC to the SEC, dated September 26, 2024, was attached as Exhibit 16.1 thereto.

(b) On September 24, 2024, the Audit Committee of the Board of Directors of the Company, resolved to, and did, cause the Company to engage Enrome LLP (“Enrome”) as the Company’s independent auditor for the fiscal year ending December 31, 2024.

During the two fiscal years ended December 31, 2023 and 2022 and through the date the Company selected Enrome as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted Enrome regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by our independent accountant. These services may include audit services, audit-related services, tax services and other services. In the past, our Audit Committee generally pre-approves services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. This pre-approval policy for services provided by the independent accountant is set forth in the governing charter for the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered to the Company by WWC P.C. prior to September 24, 2024, and by Enrome LLP as of and after September 24, 2024 are permissible under any applicable laws and regulations. During fiscal years 2024, all services performed by WWC, P.C. were approved in advance by the Audit Committee. During fiscal years 2024 and 2025, all services performed by Enrome LLP were approved in advance by the Audit Committee.

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PROPOSAL 3– – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is non-binding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide scaled compensation disclosures pursuant to Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”).

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (which includes the compensation tables and related narrative discussion).”

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal 3 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board has determined that holding an advisory vote on the compensation of our named executive officers every year is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur once every year. We believe that holding this advisory vote annually will provide us with timely and appropriate feedback on compensation decisions for our named executive officers.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is non-binding, the Board and the Compensation Committee will carefully review the voting results when determining the frequency of future advisory votes on the compensation of our named executive officers.

The Board is asking stockholders to cast a non-binding, advisory vote for the ONE-YEAR option on the following resolution:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of our named executive officers should occur every year.”

The Board believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. This vote, like the say-on-pay vote itself, is non-binding.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE “ONE-YEAR” OPTION AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Our Board of Directors is currently comprised of six members, including four independent directors and three of them serve as members of our audit committee and compensation committee and all four of them serve on the nominating and corporate governance committee. Our Board leadership structure consists of a Chairperson of the Board. Currently, Mr. Umesh Patel serves as Chairperson of the Board. The Board of Directors believes that this leadership structure, with Mr. Umesh Patel serving as the Chairperson and Mr. Xiaohua Lu serving as Chief Executive Officer, is appropriate at this time because it enables the Board, as a whole, to engage in oversight of management, promote communication and collaboration between management and the Board, and oversee governance matters, while allowing our Chief Executive Officer to focus on his primary responsibility, the operational leadership and strategic direction of the Company. Further, four of our six current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board. Mr. Umesh Patel, the Chairperson of the Board and Audit Committee is responsible for the oversight of risks from cybersecurity threats on behalf of the Board. Xiaohua Lu, Chief Executive Officer of the Company report to Mr. Unmesh Patel and Board of Directors for cybersecurity risks and incidents. The Company has adopted Incident response plan policy, including Roles and Responsibilities, Incident Categories, Categories of Event, Incident Severity, Escalation Levels, and Incident Response Life Cycle, so that the weakness, events, alerts and incidents can be appropriately managed and escalated from IT personnel, IT consultant, Chief Executive Officer to independent director and the Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers the diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience of current and prospective directors as important factors in identifying and evaluating potential director nominees.

Board Diversity Matrix

The following table sets forth Board level diversity statistics based on self-identification of members of our Board as of April 16, 2026.

Board Diversity Matrix (As of April 16, 2026)
Total Number of Directors	6

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	0	0
Part II: Demographic Background
Asian			5
White			1

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

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Our Board currently is comprised of six directors. Mr. Xiaohua Lu and Mr. Steven Zhao, who have served as directors since June 2025, and October 2025, respectively, do not qualify as an “independent” director for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC. Messrs. Patel, Tsai and Beck and Ms. Tao, who have served as directors since October 2016, July 2020, January 2026 and September 2025, respectively, all qualify as “independent” directors for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC. We have elected, and propose to elect, the above independent directors to our Board as a requirement to the listing of our common stock on a national securities exchange, and has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as separately-designated committees of the Board with written charters governing such committees. The Board has confirmed Mr. Patel as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Ming-Cherng Sky Tsai, Wen Tao, Matthew Beck and Umesh Patel meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2025 fiscal year, our independent directors met 4 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meetings; Annual Meeting Attendance

During the year ended December 31, 2025, the Board held 6 meetings and acted through unanimous consent on 27 different occasions. In addition, the Audit Committee held 4 meetings; the Nominating and Corporate Governance Committee held 4 meetings; and the Compensation Committee held 4 meetings. During the year ended December 31, 2025, each of the directors attended, in person or by telephone, 100% of the meetings of the Board and the committees on which he or she served during the portion of the year in which he or she was a director.

We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. Some of the incumbent directors attended the 2025 Annual Meeting of Stockholders on June 6, 2025.

Audit Committee

Our Audit Committee consists of Ming-Cherng Sky Tsai, Wen Tao, and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. Patel currently serves as chairman of our Audit Committee. The Audit Committee assists the Board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The Audit Committee operates under a written charter. The Board determined that Mr. Patel possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered to the Company by WWC P.C. prior to September 24, 2024, and by Enrome LLP as of and after September 24, 2024 to the Company are permissible under any applicable laws and regulations. During fiscal year 2024, all services performed by WWC, P.C. were approved in advance by the Audit Committee in accordance with the pre-approval policy. During fiscal years 2025 and 2024, all services performed by Enrome LLP were approved in advance by the Audit Committee.

The Audit Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

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Compensation Committee

The Compensation Committee consists of Ming-Cherng Sky Tsai, Wen Tao and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. Tsai currently serves as chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2025, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of the NASDAQ Capital Market and SEC rules and regulations. The Compensation Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and none of our executive officers has served as a member of the compensation or similar committee or as a member of the board of directors of any other entity having an executive officer that also served on the Compensation Committee or Board of Directors of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of Ming-Cherng Sky Tsai, Wen Tao, Matthew Beck and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. Matthew Beck currently serves as chairman of the Nominating Committee. The purpose of the Nominating and Corporate Governance Committee is to assist the Board in identifying qualified individuals to become members of our Board, in determining the composition of the Board and in monitoring the process to assess board effectiveness. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address and residence of such nominee, (ii) the principal occupation or employment of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards, (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder, and (vii) description of all arrangements or understandings between the stockholder and each nominee and any other person(s) pursuant to which the nominations are to be made by the stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

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In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria:

●	the characteristics described in the Company’s Corporate Governance Guidelines;
●	diversity of background and experience of Board members, including with respect to age, gender, international background, race, and specialized experience;
●	whether the member/potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines;
●	whether the member/potential member is an employee or director of a significant or potentially significant customer, supplier, contractor, counselor or consultant of the Company;
●	whether the member/potential member would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation or Audit Committee guidelines;
●	the extent of the member’s/potential member’s business experience, technical expertise, or specialized skills or experience;
●	whether the particular experience of the member/potential member is relevant to the Company’s current or future business and will add specific value as a Board member; and
●	any factors related to the ability and willingness of an existing member to continue his/her service or a new member to serve.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

Shareholders may communicate with the Board or to one or more individual members of the Board by writing to: XMAX Inc., at 6565 E. Washington Blvd., Commerce, CA 90040., Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Corporate Secretary, in his discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Corporate Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, that we believe is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of Code violations; and provide accountability for adherence to the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics was filed as an exhibit to our Annual Report and is available in print, without charge, upon written request to XMAX Inc., 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary.

Insider Trading Policy

We have adopted the Insider Trading Policy and procedures applicable to our directors, officers and employees, and have implemented processes for the Company, governing the purchase, sale and/or other dispositions of Company securities. We believe our policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. A copy of our Insider Trading Policy was filed as an exhibit to our Annual Report and is available in print, without charge, upon written request to XMAX Inc., 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary.

Equity Award Grant Policies

Our Compensation Committee reviews and approves equity award grants to our executive officers. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of the equity awards and the Committee did not make any stock awards or grants to any named executive officers in 2025.

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Executive Officers of the Registrant

The following table sets forth the names of our executive officers and certain significant employees and their ages, positions and biographical information as of the date of this report. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Each executive officer is a full time employee. There are no family relationships between any of our executive officers or other key personnel and any other of our executive officers or key personnel. There are no arrangements or understandings between any of our executive officers and any other persons pursuant to which such executive officer was selected in that capacity.

Name	Position	Age
Xiaohua Lu	Chief Executive Officer and Director	47
Jeffery Chuang	Chief Financial Officer	56
Yizhou (Steven) Zhao	Corporate Secretary, Chief Operating Officer and Director	28

For information on the business background of Xiaohua Lu and Steven Zhao, see “Director” under “Election of Directors” above.

Jeffery Chuang has served as our Chief Financial Officer since August 22, 2017. Prior to joining the Company, Mr. Chuang served as the managing partner of Z & C CPAs, LLP from June 2011 to August 2017. Mr. Chuang received his Bachelor of Science in Finance from California State University, Northridge in 1997 and his Master of Science in Taxation from Golden Gate University in 2006. Mr. Chuang is a Certified Public Accountant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of April 15, 2026, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns 5% or more of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o XMAX Inc., 6565 E. Washington Blvd., Commerce, CA 90040.

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As of April 15, 2026, there were 47,206,227 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares	Percent of class
Directors and named executive officers
Umesh Patel, Chairperson and Director	-	-
Xiaohua Lu, Chief Executive Officer and Director	-	-
Jeffery Chuang, Chief Financial Officer	-	-
Steven Zhao, Corporate Secretary, Chief Operating Officer and Director	-	-
Wen Tao, Director	-	-
Matthew Beck, Director	-	-
Ming-Cherng Sky Tsai, Director	-	-
Directors and executive officers as a group (7 persons)	-	-
5% or Greater Shareholders	-	-

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

As of December 31, 2025, none of our independent directors has received any compensation from us for serving as our directors, except for the director fees described below. Our directors who are also executive officers of the Company do not receive additional compensation for their services on the Board.

In connection with their respective appointments to the Board of Directors, the Company entered into director agreements with Mr. Tsai, Mr. Charlie Huy La, Mr. Wen Tao and Mr. Patel. Mr. Charlie Huy La resigned as a director in January 2026 and Mr. Matthew Beck was appointed as a director in January 2026. Pursuant to the amended agreements and certain board resolutions, the directors receive reimbursement of certain expenses incurred with respect to attendance at board meetings and the following director fees in 2025: (i) $26,110 annually with respect to Mr. Tsai, (ii) $31,438 annually with respect to Mr. Patel, (iii) $23,530 annually with respect to Mr. La and (iv) $6,790 to Ms. Tao as she was appointed as a director of the Board in September 2025. The Board also approved payment of nominal meeting attendance fees to non-employee directors. The directors’ agreements impose certain customary confidentiality and non-disclosure obligations on the directors.

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The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2025.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Umesh Patel	31,438	-	-	-	-	-	-	31,438
Charlie Huy La	23,530	-	-	-	-	-	-	23,530
Ming-Cherng Sky Tsai	26,110	-	-	-	-	-	-	26,110
Wen Tao	6,790							6,790

Except as set forth above, we do not currently compensate our directors for acting as such, although we may do so for independent directors in the future, including with cash and equity. All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings. We do not maintain a medical, dental or retirement benefits plan for our independent directors.

Outstanding Equity Awards at Fiscal Year-end

No outstanding equity awards held by named executive officers and directors as of December 31, 2025.

EXECUTIVE COMPENSATION

General

Certain information concerning compensations to our executive officers is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position	Age
Thanh H. Lam(1)	Chairperson, Chief Executive Officer, President and Director	58
Xiaohua Lu(2)	Chief Executive Officer and Director	47
Jeffery Chuang	Chief Financial Officer	56
Min Su(3)	Corporate Secretary and Director	42
Yizhou Zhao(4)	Corporate Secretary, Chief Operating Officer and Director	28

(1)	Resigned as Chief Executive Officer and President on April 21, 2025 and resigned as a director and Chairperson of the Board on November 18, 2025.
(2)	Appointed as Chief Executive Officer on April 21, 2025
(3)	Resigned as Corporate Secretary on October 7, 2025
(4)	Appointed a Corporate Secretary and Chief Operating Officer on October 7, 2025

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Summary Compensation Table

The following table sets forth information concerning the compensation for the years ended December 31, 2025 and 2024, of each of our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)		($)	($)	($)	($)	($)
Thanh H. Lam	2025	110,000	0	0		0	0	0	0	110,000
Chairperson, Chief Executive Officer, President and Director(3)	2024	110,000	0	0		0	0	0	0	110,000
Xiaohua Lu(4)	2025	53,333	0	0		0	0	0	0	53,333

Jeffery Chuang	2025	70,000	0	0		0	0	0	0	70,000
Chief Financial Officer	2024	70,000	0	0		0	0	0	0	70,000
Min Su	2025	97,231	0	4,410	(2)	0	0	0	0	101,641
Corporate Secretary and Director(5)	2024	96,800	0	11,945	(1)(2)	0	0	0	0	108,745
Yizhou Zhao(6)	2025	37,115	0	0		0	0	0	0	37,115

(1) Represents the grant date fair value of the stock award granted to Ms. Su on November 11, 2023, under the 2021 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.

(2) Represents the grant date fair value of the stock award granted to Ms. Su on November 7, 2024, under the 2023 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.

(3) Ms. Lam resigned as Chief Executive Officer and President on April 21, 2025.

(4) Mr. Xiaohua Lu was appointed as Chief Executive Officer on April 21, 2025.

(5) Ms. Min Su resigned as Corporate Secretary on October 7, 2025.

(6) Mr. Yizhou (Steven) Zhao was appointed as Corporate Secretary and Chief Operating Officer on October 7, 2025.

Employment Agreements

On May 8, 2018, the Company entered into an employment agreement with Ms. Lam for a term of five years. The employment agreement provides for an annual salary of $100,000 to Ms. Lam as the Chief Executive Officer and President of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Ms. Lam is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 30, 2021, the Company and Ms. Lam entered into an amendment to the employment agreement which increased her annual salary to $110,000, effective on January 1, 2022. On May 8, 2023, the Company entered into an employment agreement with Ms. Lam for a term of five years. The employment agreement provides for an annual salary of $110,000 to Ms. Lam as the Chief Executive Officer and President of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Ms. Lam is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On April 21, 2025, Ms. Lam resigned as Chief Executive Officer of the Company.

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On April 21, 2025, the Company entered into an employment agreement with Mr. Xiaohua Lu for a term of one year. The employment agreement provides for an annual salary of $80,000 to Mr. Xiaohua Lu as the Chief Executive Officer of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Mr. Lu is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company.

On September 1, 2023, the Company entered into an employment agreement with Mr. Jeffery Chuang with a term of one year, commencing on August 22, 2023. Pursuant to the agreement, Mr. Chuang is entitled to a base salary of $60,000 per year and reimbursement of certain business expenses. Mr. Chuang is eligible for an annual cash bonus at the sole discretion of the Board. Upon termination of employment, Mr. Chuang is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 22, 2023, the Company and Mr. Chuang entered into an amendment to the employment agreement which increased her annual salary to $70,000, effective on January 1, 2025, which has been renewed until August 22, 2026.

On November 11, 2022, the Company entered an employment agreement with Ms. Min Su for one year with a salary of $96,800 per year, effective from November 14, 2022. On November 9, 2023, the Company extended the employment agreement with Ms. Su for one more year with the same terms, effective from November 14, 2023. On November 7, 2024, the Company extended the employment agreement with Ms. Su for one more year with the same terms, effective from November 14, 2024. On October 7, 2025, Ms. Su resigned as Corporate Secretary of the Company.

October 7, 2025. the Company entered into an employment agreement with Mr. Yizhou Zhao for one year term and provided that Mr. Zhao will receive compensation in the amount of $80,000 a year, payable monthly.

We do not have any other arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, and we do not have any arrangements providing for payments or benefits on a change in control of the Company.

Share Award and Option Agreements

We entered into a Stock Option Agreement with Mr. Chuang under 2014 Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 1,400 shares of common stock at a per share purchase price of $19.25 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof. The option term is 5 years from the date of the grant and has expired.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Omnibus Equity Plan, dated November 9, 2023, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2024; (iii) 1,500 shares vested on June 30, 2024; and (iv)1,500 shares vested on September 30, 2024.

We entered into a Restricted Stock Unit Award Agreement with Ms. Min Su under 2023 Omnibus Equity Plan, dated November 7, 2024, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2025; (iii) 1,500 shares vested on June 30, 2025; and (iv)1,500 shares vested on September 30, 2025.

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Equity Incentive Plan

The Company’s 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”) was approved by the stockholders at the 2014 Annual Meeting, effective on May 13, 2014. The 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and performance awards. The 2014 Plan expired in 2024. The Company’s 2021 Omnibus Equity Plan (the “2021 Plan”) was approved by the stockholders at the 2021 Annual Meeting, effective on April 12, 2021. The 2021 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock. The Company’s 2023 Omnibus Equity Plan (the “2023 Plan”) was approved by the stockholders at the 2023 special meeting of the stockholders, effective on June 28, 2023. The 2023 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock. The Company’s 2024 Omnibus Equity Plan (the “2024 Plan”) was approved by the stockholders at the 2024 annual meeting of the stockholders, effective on April 19, 2024. The 2024 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock.

During the year ended December 31, 2025, the Company did not grant any stock award to its directors and executive officers. During the year ended December 31, 2024, the Company granted restricted stock unit to Min Su, a part of which vested in 2025.

The Company entered into a Stock Option Agreement with Mr. Chuang under the 2014 Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 1,400 shares of common stock at a per share purchase price of $19.25 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof. The option term is 5 years from the date of the grant and expired in 2024.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Min Su under 2021 Omnibus Equity Plan, dated November 9, 2023, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2024; (iii) 1,500 shares vested on June 30, 2024; and (iv)1,500 shares vested on September 30, 2024.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Min Su under 2023 Omnibus Equity Plan, dated November 7, 2024, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2025; (iii) 1,500 shares vested on June 30, 2025; and (iv)1,500 shares vested on September 30, 2025.

The Company effected a 1 for 5 reverse stock split on May 22, 2023 and all references to shares and per share data have been retroactively restated to reflect such split.

Retirement Plans

We currently do not have any defined contribution plan, defined benefit pension plan, supplemental retirement plan or nonqualified defined contribution plan for our named executive officers and we do not currently intend to establish any such plan.

Clawback Policy

The Board adopted a Clawback Policy on November 15, 2023, in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, which covers our current and former officers subject to Section 16 of the Exchange Act. Under the Clawback Policy, if there is a restatement of our financial results, the Company will recover any erroneously awarded incentive compensation from such officers during a three-year lookback period. A copy of the Clawback Policy has been filed as an Exhibit of our 2025 Annual Report of Form 10-K.

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Outstanding Equity Awards at 2025 Fiscal Year-End Table

No outstanding equity awards held by named executive officers as of December 31, 2025.

EQUITY COMPENSATION PLAN INFORMATION

Information about our equity compensation plans that were either approved or not approved by our stockholders is as follows (as of December 31, 2025):

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders		$	3,503,750	(1)
Equity compensation plans not approved by security holders	—	$	—
Total		$	3,503,750	(1)

(1) Under our 2021 Omnibus Equity Plan, the maximum number of shares of common stock available for issuance is 600,000. As of December 31, 2025, a total of 540,250 shares and/or restricted stock units have been granted pursuant to the 2021 Omnibus Equity Plan. Under our 2023 Omnibus Equity Plan, the maximum number of shares of common stock available for issuance is 800,000. As of December 31, 2025, 356,000 shares and/or restricted stock units have been granted pursuant to the 2023 Omnibus Equity Plan. Under our 2024 Omnibus Equity Plan, the maximum number of shares of common stock available for issuance is 3,000,000. As of December 31, 2025, 0 shares and/or restricted stock units have been granted pursuant to the 2024 Omnibus Equity Plan.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship of “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and other named executive officers (“Non-PEO NEOs”) and our performance.

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Customer Protection Act, and item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for 2025, 2024 and 2023 are the following:

Year	PEO	Non-PEO named executive officers
2025	Xiaohua Lu (PEO A) and Thanh Lam (PEO B)	Jeffery Chuang, Min Su, and Yizhou (Steven) Zhao
2024	Thanh Lam	Jeffery Chuang and Min Su
2023	Thanh Lam	Jeffery Chuang and Min Su

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (4) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5) ($)	Net Loss (6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	A(53,333)/B(110,000)	A(53,333)/B(110,000)	69,585	69,585	64.17	3,418,578
2024	110,000	110,000	89,373	89,373	7.17	5,561,705
2023	110,000	110,000	81,151	81,151	40.32	7,723,257

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for the PEO for each corresponding year in the “Total” column of the Summary Compensation Table. For fiscal year 2025, Thanh Lam served as our PEO from January 1, 2025 to April 21, 2025, and Xiaohua Lu served as our PEO from April 21, 2025 to December 31, 2025. As required by Item 402(v), the Pay-Versus-Performance Table presents Summary Compensation Table totals and Compensation Actually Paid for each PEO separately for fiscal year 2025.
(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. No adjustments were required to be made to the PEO’s total compensation for each year to determine the compensation actually paid pursuant to the requirements of Item 402(v) of Regulation S-K.

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(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s non-PEO named executive officers as a group in the “Total” column of the Summary Compensation Table in each applicable year.
(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO named executive officers as a group, as computed in accordance with Item 402(v) of Regulation S-K. No adjustments were required to be made to average total compensation for the non-PEO named executive officers as a group for each year to determine the compensation actually paid pursuant to the requirements of Item 402(v) of Regulation S-K.
(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.
(7)	Yizhou Zhao was appointed a Corporate Secretary and Chief Operating Officer on October 7, 2025.

Description of Relationships Between Information Presented

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR

24

COMPENSATION ACTUALLY PAID AND NET INCOME

COMPENSATION ACTUALLY PAID AND STOCK PRICE PERFORMANCE

25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

On September 30, 2011, our wholly owned subsidiary Diamond Bar Outdoors, Inc. leased a showroom in High Point, North Carolina from the Company’s former Chief Executive Officer and Chairperson of the Board (resigned during fiscal year 2025). The lease is renewable and has been renewed each year since 2011. On April 1, 2025, the Company renewed the lease for an additional one year term at a cost of $41,000. During the years ended December 31, 2025 and 2024, the Company recorded rental amounts of $41,000 and $39,390, respectively, which were included in selling expenses.

On January 4, 2018, the Company entered into a sales representative agreement with a consulting firm, which is owned by the former Chief Executive Officer and Chairperson of the Board, for sales representative service for a term of two years. On January 4, 2020, the Company renewed the agreement for an additional two years which was amended in July 2020. If not terminated during the first year, the agreement will continue until one party or the other terminates the agreement with 30 days written notice. The Company agreed to compensate the consulting firm via commission at predetermined rates of the relevant sales amount. During the years ended December 31, 2025 and 2024, the Company recorded $315,119 and $331,106 for the years ended December 31, 2025 and 2024 as commission expense to this consulting firm, respectively.

In February 2024, the Company entered into a loan agreement in the aggregate amount of $200,000 with a shareholder of the Company. The loan was in the form of a promissory note dated on February 21, 2024, matures on February 20, 2025, and bears interest at a rate of 8.5% per annum. The proceeds of the loan is used for working capital. On February 21, 2025, the Company repaid the loan in the form of shares of common stock. During the years ended December 31, 2025 and 2024, the Company recorded $1,932 and $10,608 as interest expense, respectively.

On April 11, 2024, the Company entered into a loan agreement in the aggregate amount of $160,000 with a shareholder of the Company. The loan was in the form of a promissory note dated on April 11, 2024, matures on April 10, 2025, and bears interest at a rate of 8.5% per annum. The proceeds of the loan is used for working capital. On April 10, 2025, the Company extended the loan to April 9, 2026. During the years ended December 31, 2025 and 2024, the Company accrued $15,153 and $10,078 as interest expense, respectively.

On April 11, 2025, the Company entered into a loan agreement in the aggregate amount of $200,000 with a shareholder of the Company. The loan was in the form of a promissory note dated on April 11, 2025, matures on April 10, 2026, and bears interest at a rate of 8.5% per annum. The proceed of the loan is used for working capital. During the year ended December 31, 2025, the Company accrued $12,783 as interest expense, respectively.

There were no other transactions with any related persons (as that term is defined in Item 404 of Regulation S-K) since the beginning of our last fiscal year, or the fiscal year preceding our last fiscal year, or any currently proposed transaction in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

Since the establishment of the Audit Committee on June 4, 2013, we granted authority for reviewing related party transactions to the Audit Committee to approve or ratify such related party transactions according to its charter. Our Audit Committee reviews related party transactions involving us on an ongoing basis to prevent conflicts of interest. The Audit Committee will review a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions shall be presented to the Audit Committee for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If the Audit Committee finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. The Audit Committee approves or ratifies a transaction if it determines that the transaction is consistent with our best interests.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that Xiaohua Lu did not file Form 3 after appointed as Chief Executive Officer, Wen Tao did not file Form 3 after appointed as a director of the Board and Steven Zhao did not file Form 3 after appointed as Chief Operating Officer.

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AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2025. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is posted on our website at www.novalifestyle.com.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Enrome LLP, our independent registered public accounting firm. The Audit Committee has discussed Enrome LLP.’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Enrome LLP. required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Enrome LLP. its independence. The members of the Audit Committee considered whether the services provided by Enrome LLP, for the year ended December 31, 2025, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC and the Board approved that recommendation.

Umesh Patel (Chairman)
Ming-Cherng Sky Tsai
Wen Tao

27

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before December 22, 2026.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing us at the following address: XMAX Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or by telephoning us at the following number: (323) 888-9999.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which has been filed with the SEC pursuant to the 1934 Act, is included with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to XMAX Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or on the SEC’s internet website at www.sec.gov.

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YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2026 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2026 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

April 17, 2026	/s/ Umesh Patel
Umesh Patel
Chairperson of the Board

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XMAX

XMAX INC.
6565 E. WASHINGTON BLVD.
COMMERCE, CA 90040

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 4, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 4, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Xiaohua Lu	☐	☐	☐
1b. Yizhou Zhao	☐	☐	☐
1c. Umesh Patel	☐	☐	☐
1d. Ming-Cherng Sky Tsai	☐	☐	☐
1e. Wen Tao	☐	☐	☐
1f. Matthew Beck	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Ratification of appointment of Enrome LLP as our independent registered public accounting firm.	☐	☐	☐
3. By non-binding vote, approval of the compensation of the Company's named executive officers.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. To approve, on an advisory basis, a resolution relating to the frequency of voting on Company's executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000699788_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

XMAX INC.
Annual Meeting of Stockholders
June 5, 2026 11:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Umesh Patel as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of XMAX INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, PDT on June 5, 2026, at the offices of XMAX INC., located at 6565 E. Washington Blvd., Commerce, CA 90040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000699788_2 R2.09.05.010